Exhibit 10.4
FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT

This FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT (the “Amendment”) is entered into as of October 17, 2023, by and among the Principal Stockholders. Capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Stockholders Agreement (as defined below).

RECITALS:

    WHEREAS, MediaAlpha, Inc. (the “Company”), a Delaware corporation, and the Principal Stockholders entered into that certain Stockholders Agreement, dated as of October 27, 2020 (the “Stockholders Agreement”);

    WHEREAS, pursuant to Section 4.5 of the Stockholders Agreement, Ambrose Wang is no longer a Principal Stockholder because he (together with his Founder Holding Vehicle, Wang Family Investments LLC) no longer holds at least 5% of the issued and outstanding shares of Common Stock;

WHEREAS, pursuant to Section 4.8(a) of the Stockholders Agreement, the Stockholders Agreement may be amended or modified by a written instrument signed by each of the Principal Stockholders with respect to which the Stockholders Agreement is not terminated;

    WHEREAS, the Principal Stockholders desire to amend and modify the Stockholders Agreement as set forth herein.

    NOW, THEREFORE, the Principal Stockholders agree as follows:

1.    Amendment. Section 3.7(i) of the Stockholders Agreement is hereby deleted in its entirety.

2.    Effect of Amendment. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Stockholders Agreement not expressly referred to in Section 1 of this Amendment. Except as specifically modified and amended hereby, the Stockholders Agreement shall remain unchanged and in full force and effect. References in the Stockholders Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall refer to the Stockholders Agreement as amended hereby, and references to the date of the Stockholders Agreement, and references to the “date hereof”, “the date of this Agreement” or words of similar meaning in the Stockholders Agreement, shall continue to refer to October 27, 2020.

3.    Miscellaneous. The provisions of Section 4.3 (Assignment; Benefit), 4.7 (Severability), 4.8 (Entire Agreement; Amendment), 4.9 (Counterparts), 4.10 (Notices), 4.11 (Governing Law), 4.12 (Jurisdiction), 4.13 (Waiver of Jury Trial), 4.14 (Specific Performance) of the Stockholders Agreement shall apply to this Amendment, mutatis mutandis, as though fully set forth herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.
PRINCIPAL STOCKHOLDERS:

WHITE MOUNTAINS INVESTMENTS
(LUXEMBOURG) S.À R.L.

By: /s/John Sinkus
Name: John Sinkus
Title: Manager

WM HINSON (BERMUDA) LTD.

By: s/John Sinkus
Name: John Sinkus
Title: Vice President

WHITE MOUNTAINS INSURANCE GROUP, LTD.

By: /s/ Robert L. Seelig
Name: Robert L. Seelig
Title: EVP and General Counsel

[Signature Page to Amendment to Stockholders Agreement]

INSIGNIA QL HOLDINGS, LLC

By: /s/ Tony Broglio
Name: Tony Broglio
Title: Partner

INSIGNIA A QL HOLDINGS, LLC

By: /s/ Tony Broglio
Name: Tony Broglio
Title: Partner

[Signature Page to Amendment to Stockholders Agreement]

STEVEN YI

/s/ Steven Yi

[Signature Page to Amendment to Stockholders Agreement]

EUGENE NONKO

/s/ Eugene Nonko

[Signature Page to Amendment to Stockholders Agreement]

OBF INVESTMENTS, LLC

By: /s/ Jason Heiling
Name: Jason Heiling
Title: Managing Member

[Signature Page to Amendment to Stockholders Agreement]

O.N.E. HOLDINGS LLC

By: /s/ Eugene Nonko
Name: Eugene Nonko
Title: Managing Member

[Signature Page to Amendment to Stockholders Agreement]

AGREED TO AND ACCEPTED as of the date first written above:

MEDIAALPHA, INC.

By: /s/ Patrick R. Thompson
Name: Patrick R. Thompson
Title: Chief Financial Officer

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[Signature Page to Amendment to Stockholders Agreement]